UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________________________________
Date of Report (Date of earliest event reported): August 8, 2010

First National Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01.	Other Events.
On August 8, 2010, the company issued the attached press release regarding the appointment of David D. Keim as First Senior Vice President and Chief Credit Officer.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated August 8, 2010 regarding the appointment of David D. Keim as First Senior Vice President and Chief Credit Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: August 11, 2010	/s/ Linda A. D’Amario
Linda A. D’Amario
Interim Principal Financial Officer

EXHIBIT INDEX

Item Number                                                                Description

99.1	Press release dated August 8, 2010 regarding the appointment of David D. Keim as First Senior Vice President and Chief Credit Officer.